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                                                                    EXHIBIT 10.8

                               INDEMNITY AGREEMENT


        THIS AGREEMENT is made and entered into as of the ______ day of ___________, 2000 by and between OZ.COM (formerly known as OZ Interactive, Inc.), a California corporation (the "CORPORATION"), and [AGENT] ("AGENT").

                                    RECITALS

        WHEREAS, Agent performs a valuable service to the Corporation in his capacity as [OFFICE] of the Corporation;

        WHEREAS, the shareholders of the Corporation have adopted bylaws (the "BYLAWS") providing for the indemnification of the directors, officers, employees and other agents of the Corporation, including persons serving at the request of the Corporation in such capacities with other corporations or enterprises, as authorized by the California General Corporation Law, as amended (the "CODE");

        WHEREAS, the Bylaws and the Code, by their nonexclusive nature, permit contracts between the Corporation and its agents, officers, employees and other agents with respect to indemnification of such persons; and

        WHEREAS, in order to induce Agent to serve as [OFFICE] of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Agent;

        NOW, THEREFORE, in consideration of Agent's service as [OFFICE] after the date hereof, the parties hereto agree as follows:

                                    AGREEMENT

        1. SERVICES TO THE CORPORATION. Agent will serve, at the will of the Corporation or under separate contract, if any such contract exists, as officer or director of the Corporation or as a director, officer or other fiduciary of an affiliate of the Corporation (including any employee benefit plan of the Corporation) faithfully and to the best of his ability so long as he is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable charter documents of the Corporation or such affiliate; provided, however, that Agent may at any time and for any reason resign from such position (subject to any contractual obligation that Agent may have assumed apart from this Agreement) and that the Corporation or any affiliate shall have no obligation under this Agreement to continue Agent in any such position.

        2. DEFINITIONS. As used in this Agreement

        2.1 Expenses. The term "Expenses" includes expenses actually and reasonably incurred by or on behalf of Agent, attorneys' fees and disbursements, and any expenses actually and reasonably incurred by or on behalf of Agent in connection with establishing a right to indemnification under this Agreement, but shall not include (i) any judgments and fines and

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similar penalties against Agent or (ii) any expenses, amounts paid in settlement, attorneys' fees or disbursements, judgments, fines and similar penalties or any other costs whatsoever incurred in connection with any Proceeding (as defined in Section 2.2, below) insofar as such Proceeding is based on a violation by Agent of Section 16 of the Securities Exchange Act of 1934, as amended.

                2.2 Proceeding. The term "Proceeding" includes any threatened, pending or completed action, suit or proceeding, any appeal therefrom and any inquiry or investigation, whether conducted by the Corporation or otherwise, that Agent in good faith believes might lead to the institution of any such action, suit or proceeding, whether brought by or in the right of the Corporation to procure a judgment in its favor or brought by any third party or otherwise and whether civil, criminal, administrative or investigative, in which Agent is or may be or may have been involved as a party or otherwise by reason of any action taken by him or of any inaction on his part while acting as a director or officer of the Corporation, or while acting at the request of the Corporation as a director, officer, employee, partner, trustee or agent of any other corporation, partnership, joint venture, trust or other enterprise (as defined in Section 2.3, below), regardless of whether he is acting or serving in any such capacity at the time any Expense is incurred for which indemnification may be provided under this Agreement. Proceedings shall not include any action, suit or proceeding initiated or brought voluntarily by Agent and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 317 of the California Corporation Law.

                2.3 Other Terms. The term "other enterprise" includes employee benefit plans; the term "fines" includes any excise tax assessed with respect to any employee benefit plan; the term "serving at the request of the Corporation" includes any service as a director, officer, employee or agent of the Corporation or any of its subsidiaries that imposes duties on, or involves services by such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interests of the participants and beneficiaries of any employee benefit plan shall be deemed to have acted in a manner "he reasonably believed to be in the best interests" of the Corporation or any of its subsidiaries as such term is used in this Agreement.

        3. INDEMNITY OF AGENT. The Corporation shall indemnify Agent against Expenses, judgments and fines and other amounts actually and reasonably incurred in connection with any Proceedings to the full extent permitted by the laws of the State of California and any applicable Federal laws as from time to time in effect. Without limiting the generality of the foregoing, the Corporation shall also indemnify Agent in accordance with the provisions set forth below:

                3.1 Proceedings Other Than by or in the Right of the Corporation. If Agent was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Corporation to procure a judgment in its favor), the Corporation shall indemnify him against all Expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if Agent acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo


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contendere or its equivalent shall not, of itself, create a presumption that
Agent did not act in good faith and in a manner Agent reasonably believed to be in the best interests of the Corporation or that Agent had reasonable cause to believe that his conduct was unlawful.

                3.2 Proceedings by or in the Right of the Corporation. If Agent was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Corporation to procure a judgment in its favor, the Corporation shall indemnify him against all Expenses relating to the Proceeding if Agent acted in good faith in a manner he reasonably believed to be in the best interests of the Corporation and its shareholders; however, no indemnification shall be made with respect to any claim, issue or matter as to which Agent shall have been adjudged to be liable to the Corporation in the performance of Agent's duty to the Corporation and its shareholders unless the court in which such Proceeding is or was pending shall determine upon application that in view of all the circumstances of the case, Agent is fairly and reasonably entitled to indemnity for Expenses, and then only to the extent that the court shall determine. In addition, no indemnification shall be made (i) with respect to amounts paid in settling or otherwise disposing of a pending action without court approval and (ii) with respect to Expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

                3.3 Indemnification for Expenses of Successful Party. Notwithstanding the other provisions of this Agreement, to the extent that Agent has been successful on the merits in defense of any Proceeding or of any claim, issue or matter forming part of any Proceeding, the Corporation shall indemnify Agent against Expenses actually and reasonably incurred by him in connection therewith.

        4. STANDARD OF CONDUCT

                4.1 Adverse Determination. Any indemnification under Section 3 hereof shall be paid by the Corporation unless (i) a determination is made that indemnification is not proper because Agent has not met the applicable standard of conduct set forth in Section 3, such determination being made by any of the following:

                        (a) a majority vote of a quorum consisting of directors who are not parties to such Proceeding,

                        (b) if such a quorum of directors is not obtainable, by independent legal counsel in a written opinion,

                        (c) approval of the shareholders with the shares owned by Agent not being entitled to vote thereon or

                        (d) the court in which such Proceeding is or was pending, if such is the case, upon application made by the Corporation or Agent or the attorney or other person rendering services in connection with the defense, whether or not such application by Agent, attorney or other person is opposed by the Corporation; or


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(ii) with respect to indemnification under Section 3.2, Agent shall have been adjudged to be liable to the Corporation, and the court in which such Proceeding is or was pending has determined upon application that, in view of all the circumstances of the case, Agent is not entitled to indemnity.

                4.2 Reliance on Books, Records and Other Information. Agent shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is or was based on the records or books of account of the Corporation or of any other enterprise with respect to which Agent may be affected by a Proceeding, including financial statements, or on information supplied to him by officers of the Corporation or of any other enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or for any such other enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or by such other enterprise. The provisions of this Section 4.2 shall not be deemed exclusive or to limit in any way the other circumstances in which Agent may be deemed to have met any applicable standard of conduct.

        5. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained herein shall continue during the period Agent is a director, officer, employee or other agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Agent shall be subject to any possible claim or threatened, pending or completed Proceeding by reason of the fact that Agent was serving in the capacity referred to herein.

        6. PARTIAL INDEMNIFICATION. In the event that Agent is entitled under this Agreement to indemnification by the Corporation for a portion of the Expenses that Agent incurs or becomes legally obligated to pay in connection with any Proceeding referred to in Section 3 hereof even if not entitled hereunder to indemnification for the total amount thereof, then the Corporation shall indemnify Agent for the portion thereof to which Agent is entitled.

        7. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty (30) days after receipt by Agent of notice of the commencement of any Proceeding, Agent will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to Agent otherwise than under this Agreement. With respect to any such Proceeding as to which Agent notifies the Corporation of the commencement thereof:

                (a) the Corporation will be entitled to participate therein at its own expense;

                (b) except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Agent. After notice from the Corporation to Agent of its election to assume the defense thereof, the Corporation will not be liable to Agent under this Agreement for any legal or other expenses subsequently


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incurred by Agent in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Agent shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Agent unless (i) the employment of counsel by Agent has been authorized by the Corporation, (ii) Agent shall have reasonably concluded that there may be a conflict of interest between the Corporation and Agent in the conduct of the defense of such Proceeding or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the fees and expenses of Agent's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Corporation or as to which Agent shall have made the conclusion provided for in clause (ii) above; and

                (c) the Corporation shall not be liable to indemnify Agent under this Agreement for any amounts paid in settlement of any Proceeding effected without its written consent, which shall not be unreasonably withheld. The Corporation shall be permitted to settle any Proceeding except that it shall not settle any Proceeding in any manner which would impose any penalty or limitation on Agent without Agent's written consent, which may be given or withheld in Agent's sole discretion.

        8. EXPENSES. The Corporation shall advance, prior to the final disposition of any Proceeding, promptly following request therefor, all Expenses incurred by Agent in connection with such Proceeding upon receipt of an undertaking by or on behalf of Agent to repay said amounts if it shall be determined ultimately that Agent is not entitled to be indemnified under the provisions of this Agreement, the Bylaws, the Code or otherwise.

        9. ENFORCEMENT. Any right to indemnification or advances granted by this Agreement to Agent shall be enforceable by or on behalf of Agent in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Agent, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In any action by Agent to enforce this Agreement, the Corporation shall bear the burden of proving that any applicable standard of conduct has not been met by Agent. Neither the failure of the Corporation to have made the determination required pursuant to Section 4.1, nor any determination made pursuant to Section 4.1 shall create a presumption that Agent has or has not met any applicable standard of conduct.

        10. SUBROGATION; NO DUPLICATION OF PAYMENTS. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Agent, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights. The Corporation shall not be liable under this Agreement to make any payment in connection with any claim made against Agent to the extent that Agent has otherwise received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.


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        11. NONEXCLUSIVITY OF RIGHTS. The rights conferred on Agent by this
Agreement shall not be exclusive of any other right which Agent may have or hereafter acquire under any statute, provision of the Corporation's Articles of Incorporation or Bylaws, agreement, vote of shareholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

        12. SURVIVAL OF RIGHTS

                (a) The rights conferred on Agent by this Agreement shall continue after Agent has ceased to be a director, officer, employee or other agent of the Corporation or to serve at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Agent's heirs, executors and administrators.

                (b) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

        13. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Agent to the fullest extent provided by the Bylaws, the Code or any other applicable law.

        14. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of California.

        15. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

        16. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

        17. HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

        18. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand or by confirmed facsimile transmission to the party to whom such communication was


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directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid:

                (a) If to Agent, at the address indicated on the signature page hereof.

               (b)  If to the Corporation, to

                    OZ.COM
                    Snorrabraut 54
                    IS-105 Reykjavik, Iceland
                    Attn: Chief Financial Officer

or to such other address as may have been furnished to Agent by the Corporation.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                            OZ.COM




                                            By
                                               ---------------------------------


                                            AGENT



                                            ------------------------------
                                                     (Signature)


                                            Agent Print Name and Address:


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